UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21595

Cohen & Steers Worldwide Realty Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2006

Item 1. Reports to Stockholders.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

August 9, 2006

To Our Shareholders:

We are pleased to submit to you our report for the six months ended June 30, 2006. The net asset value at that date was $20.81 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at period end, the fund's closing price on the NYSE was $20.60. The total return, including income, for Cohen & Steers Worldwide Realty Income Fund and the comparative benchmarks were:

Six Months Ended June 30, 2006
Cohen & Steers Worldwide Realty Income Fund at Market Value[a]	28.76%
Cohen & Steers Worldwide Realty Income Fund at Net Asset Value[a]	13.31%
S&P/Citigroup BMI World Property Index[b]	12.45%
S&P 500 Index[b]	2.71%
Blend—70% S&P/Citigroup BMI World Property Index, 30% Merrill Lynch Fixed Rate Preferred Index[b]	8.53%
Blend—70% S&P/Citigroup BMI World REIT Index, 30% Merrill Lynch Fixed Rate Preferred Index[b]	8.65%

Three monthly dividends of $0.12 per common share were declared and will be paid to common shareholders on July 31, 2006, August 31, 2006 and September 29, 2006.c

Investment Review

Strong fundamentals drove global real estate securities to new highs in the first quarter, easily outpacing the broader markets. However, concerns about inflation, accelerating interest rates and decelerating economic growth spooked investors across most markets early in the second quarter and global real estate securities gave back some a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b  The S&P/Citigroup BMI World Property Index is an unmanaged portfolio of approximately 407 constituents from 21 countries. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities. The S&P/Citigroup BMI World REIT Index is an unmanaged portfolio of approximately 242 constituents from 10 countries.

c  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV. To the extent the fund pays distributions in excess of its net investment company taxable income, this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record would be notified of the approximate amount of capital returned for each such distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

of their gains. By June 30, the continued drumbeat of positive developments in fundamentals for real estate drove global real estate securities back to within a couple of percentage points of their first-quarter closing levels. Many central banks around the world, including the European Central Bank and, most recently, the Bank of Japan, have increased interest rates, attempting to slow economic growth. While many financial pundits spent the first half of the year focused on the potential difficulty that rising interest rates may pose for real estate securities, we believe the markets rewarded factors that today are much more important, such as improving rental income and declining cap rates (higher valuations).

Also of note in the first half of the year is that the volume of international equity issuance, particularly initial public offerings (IPOs), accelerated. While we had forecasted a considerable volume of IPOs in Asia, we have been somewhat surprised by the pace of activity in Europe, considering that the United Kingdom and Germany have yet to formalize their REIT structures. This high level of equity issuance was a major factor driving the market volatility during the second quarter. Not only was the pipeline of primary and secondary issuance large, but many of the IPOs were poorly structured companies, often with external management, or in a "blind pool," where capital is raised before any portfolio is assembled. Several of these companies were successfully brought public earlier in the year, but investor discipline was highlighted throughout much of the second quarter, as numerous IPOs had to be restructured, postponed or cancelled. While the new equity overhang pressured the markets initially, we believe that the longer-term consequences are more important, as investors clearly stepped up to fund the expansion plans of certain companies with attractive structures and uses of proceeds, but carefully rejected others with suboptimal structures or business plans.

During the six-month period, real estate securities in most major countries generated solid returns, and we believe it is notable that, despite most countries being in negative territory for the second quarter, nearly every major country reported a positive total return year-to-date. Continental Europe was the best performing region for the first half of the year, driven by its major outperformance in the first quarter. Real estate securities in Spain generated the highest total return, rising 40.9%, followed by Germany, returning 23.4% and France, up 20.1%.1 Conditions in Spain remained very strong, spurred by negative real interest rates, strong local economic growth as well as considerable corporate M&A activity. The United Kingdom delivered a total return of 12.3%, performing in line with the global benchmark despite making considerable progress towards the creation of REITs for January 2007.

Most of the Asia Pacific region also turned in solid returns, with Singapore capturing the lead, gaining 19.8% year-to-date. Hong Kong slightly underperformed the global benchmark, but was still up 10.5%, while Australia and Japan returned 6.0% and –0.2%, respectively. While we believe that Hong Kong's modest underperformance was just a pause in what we think should be a multi-year period of strong performance, the mature Australian market may have more of a challenge in making up the ground lost over the first half of the year, as valuations are less attractive than other countries, although dividend yields remain attractive and are growing. Japanese returns were relatively weak in the first half, as real estate securities prices in Japan paused after delivering 74.3% in 2005—the best performance in the group that year.

1  Country returns are in local currency.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

In the United States, REIT stocks continued to respond to improving real estate fundamentals and a high level of merger and acquisition activity in the six months ending June 30. The top-performing sectors of the FTSE NAREIT Equity REIT Index were apartment (21.0% total return), office (19.8%) and hotel (17.2%)—the three sectors that benefited most from the real estate recovery. The apartment sector continued to advance as weakness in the for-sale housing markets continued to accrue to the benefit of apartment owners. The lack of affordability of owned housing in many U.S. markets today has forced more households to choose renting as an alternative to buying a home, and apartment rents accelerated forcefully.

The chart below ranks total returns by country, highest to lowest, in local currency and U.S. dollars.

Real Estate Securities Total Returns
YTD 2006

Source: S&P/Citigroup. Past performance is no guarantee of future results. Index performance is not representative of the performance of any Cohen & Steers account and no such account will seek to replicate an index. You cannot invest directly in an index.

During the first half of the year, the fund's performance benefited from its overweight positions in continental Europe's best performing markets, including Germany (23.4%), France (20.1%) and The Netherlands (10.4%). France benefited from improving fundamentals, especially in Paris, and our large weight in industry leader Unibail (23.1%)2 aided performance relative to the benchmark. Germany and The Netherlands are only seeing the earliest stages of fundamental improvements, but even these signs pushed stocks higher given what we view as their attractive valuations and growing expectations of the creation of a German REIT structure and potential improvements in the Dutch REIT structure. We also benefited from our underweight position in Japan, which lagged during the period, in line with our belief that the market was less attractively valued. In particular, our stock selection in Japan helped us to avoid some of the worst-performing securities in the global index, such as Tokyu Land (–24.1%). Among the best performers for the six-month period were German real estate securities, IVG Immobilien AG (35.5%) and Deutsche Wohnen (31.4%).

2  Global real estate security returns are in local currency.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

However, our underweight position in Spain detracted from our relative performance, as Spanish stocks moved to even higher valuations driven by several corporate acquisitions. We did not own Metrovacesa (39.6%) in the period, which benefited significantly from two investors launching tender offers for large portions of the company. Our overweight position in Australia also negatively impacted performance during the period; but the well-above-average dividend yields on these stocks helped the fund meet its primary income objective.

The fund's overall performance was somewhat hurt by its underweight position in the United States. The fund did, however, benefit from several of its U.S. holdings—in particular, Home Properties (39.7%), which was among the top performers year-to-date. Education Realty Trust, an owner of student housing also contributed to the fund's total returns, gaining 34.5%. Another holding, Colonial Properties Trust, which owns a portfolio of multi-family, office and retail properties, did well, returning 21.1%, as the firm made headway on its ambitious acquisition plans. Performance was hurt by positions in American Financial Realty Trust (–15.1%), and Mills Corporation (–34.6%), one of the fund's worst performers, as the firm continued to struggle to meet the obligations of a public company to its shareholders.

The fund's preferred allocation detracted from the fund's overall relative performance. Our strategy is to maintain a position in preferred securities in an effort to help the fund achieve higher current income and to lower its overall volatility. Preferreds, which returned –0.4% in the first half of the year as measured by the Merrill Lynch Fixed Rate Preferred Index, were pressured by inflation concerns and by the Fed's long rate-hike campaign. We expect U.S. growth to slow somewhat and inflation to moderate in the second half of 2006. We also believe the Fed will be on the sidelines. With this more favorable backdrop, we expect better performance from preferreds later in the year.

Investment Outlook

Despite the volatility of the first half of 2006, we believe that the outlook for global real estate and real estate stocks is attractive. Looking forward to the second half of 2006 and beyond, we continue to expect moderate, albeit slower, economic growth through much of the world. While economic growth and the demand side of fundamentals always command a majority of the press reports regarding real estate conditions, our positive outlook for the sector is actually more driven by our view on the low level of new supply that is being delivered in most developed markets.

We also have a more constructive view on the equity issuance pipeline through the rest of the year, as investors appear to have regained the leverage from issuers with respect to structures and pricing that can create strong companies. Among the number of more appealing IPOs that we are beginning to learn about are several multi-billion dollar potential transactions in Europe. If successful, these offerings will increase the universe of attractive companies in two key property types—pan-European industrial and German apartments—where there are currently few focused ways to participate.

Our view on real estate fundamentals impacts our net asset value and dividend estimates, and therefore valuation and dividend yields; and, as a result, has a heavy influence on where our investments are focused. We

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

remain overweight Australia, where we see generally high-quality companies with high and growing dividend yields trading at acceptable valuations. We also continue to overweight continental Europe, especially Germany and The Netherlands, where we see improving fundamentals, attractive valuations and above-average dividend yields. We have increased our position in the United Kingdom, as valuations are appealing and dividend payouts should increase noticeably when the REIT structure is enacted in January 2007.

We are underweight Hong Kong, as the below-average dividend yields on the stocks make it difficult to meet the fund's income objective. Japan is our largest underweight, where neither valuations nor dividend yields are particularly compelling.

During the second quarter, as it became apparent that rising inflation was going to require a slowing of growth by global central banks, the specter of "stagflation" reared its ugly head in the financial press for the first time since the 1970s. Indeed, recent days have marked the first time the market has had to face the combination of accelerating inflation and a potentially slower economy since that economically notorious decade. What might this imply for real estate stocks?

Land, the primary component of real estate that is responsible for the differentiated return series that real estate provides, is a unique asset class. Habitable urban land commands an economic rental payment that is based primarily on the proximity that it provides its occupants to other economic activity—that is, its location. Unlike capital and labor—the other two inputs to economic production, whose pricing power erodes further into an economic cycle as excess capacity is created to accommodate expanding demand—land's value has typically continued to increase when the surrounding economic activity has increased, regardless of what happened to the monetary price level. In other words, inflation historically has not harmed land values the way it can harm financial assets like bonds and (other) stocks. Historically, landowners have enjoyed inflationary times.

As a result, we believe that a modest reflation is a net positive for real estate securities relative to most other financial assets. This is particularly likely given the imbalances that exist in many of the markets where our investments are concentrated—those markets where demand continues to outstrip new supply. From a real estate standpoint, neither slightly higher inflation nor slightly lower economic growth should, in our view, derail the steady real estate recovery that has, thus far, driven growth in cash flows, net asset values, and dividends. From a real estate securities perspective, we believe valuations are attractive relative to private market values, and continued momentum towards tax-efficient REIT structures continue to provide support for attractive returns.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	JAMES S. CORL

Portfolio Manager	Portfolio Manager

WILLIAM F. SCAPELL	W. JOSEPH HOULIHAN

Portfolio Manager	Portfolio Manager

GERIOS J.M. ROVERS	DAVID J. OAKES

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

Our Leverage Strategy
(Unaudited)

While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of June 30, 2006, AMPS represented 33% of the fund's managed assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a portion of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 28% of our borrowings at an average interest rate of 4.8% for an average remaining period of 3.9 years (when we first entered into the swaps, the average term was 4.5 years). By locking in a portion or our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

Leverage Factsa

Leverage (as a % of managed assets)	33%
% Fixed Rate	28%
% Variable Rate	72%
Weighted Average Rate on Swaps	4.8%
Weighted Average Term on Swaps	3.9 Years
Current Rate on AMPS	5.1%

a  Data as of June 30, 2006. Information subject to change.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

JUNE 30, 2006

Top Ten Holdingsa
(Unaudited)

Security	Market Value	% of Managed Assets
1. Westfield Group	$12,182,514	2.6%
2. Unibail	10,711,720	2.3
3. Rodamco Europe NV	10,273,137	2.2
4. GPT Group	8,778,471	1.9
5. Deutsche Wohen AG	8,603,863	1.9
6. Citizens Communications Co, 9%, due 08/15/31	8,547,000	1.8
7. Corio NV	8,386,580	1.8
8. Tishman Speyer Office Fund	8,109,279	1.7
9. Investa Property Group	7,819,603	1.7
10. Macquarie CountryWide Trust	7,463,927	1.6

a  Top ten holdings are determined on the basis of the value of individual securties held.

Country Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2006 (Unaudited)

		Number of Shares	Value
COMMON STOCK	109.1%
AUSTRALIA	25.2%
DIVERSIFIED	9.0%
DB RREEF Trust		3,263,900	$3,553,217
GPT Group		2,721,961	8,778,471
Mirvac Group		2,172,900	7,023,866
Rubicon Europe Trust Group (RET)		3,350,000	2,402,256
Stockland		1,220,359	6,366,078
			28,123,888
INDUSTRIAL	1.7%
ING Industrial Fund		3,307,000	5,480,072
OFFICE	6.2%
Commonwealth Property Office Fund		3,416,121	3,528,542
Investa Property Group		4,805,000	7,819,603
Tishman Speyer Office Fund		4,983,000	8,109,279
			19,457,424
SHOPPING CENTER	8.3%
Macquarie CountryWide Trust		5,518,852	7,463,927
Macquarie DDR Trust		7,700,000	6,465,713
Westfield Group		946,000	12,182,514
			26,112,154
TOTAL AUSTRALIA			79,173,538
BELGIUM	2.7%
DIVERSIFIED	1.1%
Befimmo S.C.A.		16,126	1,592,325
Wereldhave Belgium		25,000	1,809,856
			3,402,181
INDUSTRIAL	0.5%
Warehouses De Pauw SCA		33,047	1,688,638

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
OFFICE	1.1%
Cofinimmo		15,237	$2,634,898
Intervest Offices		21,339	726,830
			3,361,728
TOTAL BELGIUM			8,452,547
CANADA	7.0%
APARTMENT	1.5%
Canadian Apartment Properties REIT		326,700	4,802,604
DIVERSIFIED	1.7%
Dundee REIT		214,000	5,406,074
INDUSTRIAL	1.9%
H&R REIT		282,000	5,805,214
SHOPPING CENTER	1.9%
Primaris Retail REIT		402,800	5,863,567
TOTAL CANADA			21,877,459
FINLAND	1.6%
DIVERSIFIED	1.6%
Citycon Oyj		544,070	2,512,174
Sponda Oyj		245,941	2,516,567
TOTAL FINLAND			5,028,741
FRANCE	6.3%
DIVERSIFIED	5.2%
Bail Investissement Fonciere		28,756	1,812,169
Klepierre		34,748	4,024,445
Unibail		61,579	10,711,720
			16,548,334
REAL ESTATE OPERATIONS/DEVELOPMENT	1.1%
Mercialys Promesse		112,479	3,352,085
TOTAL FRANCE			19,900,419

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
GERMANY	6.3%
APARTMENT	2.7%
Deutsche Wohnen AG		28,034	$8,603,863
DIVERSIFIED	2.1%
IVG Immobilien AG		212,002	6,404,829
SHOPPING CENTER	1.5%
Deutsche Euroshop AG		69,732	4,851,976
TOTAL GERMANY			19,860,668
HONG KONG	10.3%
DIVERSIFIED	1.9%
Henderson Land Development Company Ltd.		1,129,400	5,846,012
OFFICE	3.2%
Champion REIT		6,550,000	3,268,126
Hongkong Land Holdings Ltd. (USD)		1,900,900	6,957,294
			10,225,420
REAL ESTATE OPERATIONS/DEVELOPMENT	1.1%
Hang Lung Properties Ltd.		1,915,100	3,464,604
SHOPPING CENTER	4.1%
Fortune REIT		8,698,000	6,719,802
Link REIT		3,130,000	6,267,013
			12,986,815
TOTAL HONG KONG			32,522,851
JAPAN	2.0%
DIVERSIFIED	0.9%
Kenedix Realty Investment Corp.		567	2,903,373
OFFICE	0.6%
Nippon Building Fund		180	1,745,893
SHOPPING CENTER	0.5%
Japan Retail Fund Investment Corp.		210	1,651,520
TOTAL JAPAN			6,300,786

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
NETHERLANDS	9.1%
DIVERSIFIED	2.7%
Corio NV		134,832	$8,386,580
INVESTMENT COMPANY	0.3%
Eurocastle Investment Ltd.		22,328	799,642
OFFICE	1.7%
VastNed Offices/Industrial NV		153,312	5,392,579
SHOPPING CENTER	4.4%
Rodamco Europe NV		104,786	10,273,137
VastNed Retail NV		45,879	3,726,279
			13,999,416
TOTAL NETHERLANDS			28,578,217
NEW ZEALAND	1.4%
DIVERSIFIED	1.4%
ING Property Trust		1,617,322	1,162,812
Kiwi Income Property Trust		3,720,700	3,105,820
TOTAL NEW ZEALAND			4,268,632
SINGAPORE	4.0%
INDUSTRIAL	2.1%
Ascendas REIT		5,528,100	6,705,595
SHOPPING CENTER	1.9%
CapitaMall Trust		4,469,100	5,985,717
TOTAL SINGAPORE			12,691,312
SWEDEN	1.0%
DIVERSIFIED	1.0%
Fabege AB		82,818	1,542,031
Kungsleden AB		148,893	1,748,214
TOTAL SWEDEN			3,290,245

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
UNITED KINGDOM	11.5%
DIVERSIFIED	1.6%
Great Portland Estates PLC		533,149	$4,929,499
INDUSTRIAL	3.9%
Brixton PLC		629,276	5,576,831
Slough Estates PLC		585,979	6,626,172
			12,203,003
INVESTMENT COMPANY	0.7%
Dawnay Day Treveria PLC		1,686,366	2,372,642
OFFICE	3.5%
Land Securities Group PLC		165,572	5,492,797
Mapeley UK Co., Ltd.		96,126	5,425,123
			10,917,920
SHOPPING CENTER	1.8%
Liberty International PLC		289,094	5,693,416
TOTAL UNITED KINGDOM			36,116,480
UNITED STATES	20.7%
DIVERSIFIED	4.8%
Colonial Properties Trust		118,700	5,863,780
Entertainment Properties Trust		79,900	3,439,695
iStar Financial		107,700	4,065,675
Spirit Finance Corp.		148,000	1,666,480
			15,035,630
HEALTH CARE	1.5%
Healthcare Realty Trust		86,200	2,745,470
Medical Properties Trust		172,300	1,902,192
			4,647,662
HOTEL	1.7%
Hospitality Properties Trust		120,900	5,309,928
MORTGAGE	1.2%
Newcastle Investment Corp.		154,400	3,909,408

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
OFFICE	3.5%
American Financial Realty Trust		228,600	$2,212,848
Brandywine Realty Trust		55,000	1,769,350
HRPT Properties Trust		430,000	4,970,800
Mack-Cali Realty Corp.		25,000	1,148,000
Republic Property Trust		93,740	926,151
			11,027,149
OFFICE/INDUSTRIAL	0.6%
Liberty Property Trust		30,000	1,326,000
Mission West Properties		58,000	642,640
			1,968,640
RESIDENTIAL	3.0%
Apartment Investment & Management Co.		97,200	4,223,340
Education Realty Trust		142,800	2,377,620
Home Properties		31,134	1,728,249
Sun Communities		35,000	1,138,550
			9,467,759
SHOPPING CENTER	4.4%
COMMUNITY CENTER	2.0%
Cedar Shopping Centers		171,500	2,524,480
Inland Real Estate Corp.		245,200	3,648,576
			6,173,056
REGIONAL MALL	2.4%
Glimcher Realty Trust		171,300	4,249,953
Pennsylvania REIT		60,100	2,426,237
Mills Corp.		32,900	880,075
			7,556,265
TOTAL SHOPPING CENTER			13,729,321
TOTAL UNITED STATES			65,095,497
TOTAL COMMON STOCK (Identified cost—$311,349,349)			343,157,392

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	25.3%
UNITED STATES	25.3%
ELECTRIC—INTEGRATED	0.7%
Aquila, 7.875%, due 3/1/32		90,200	$2,255,000
HOME BUILDER	0.5%
Hovnanian Enterprises, 7.625%, Series A		70,000	1,568,000
INSURANCE	0.6%
Arch Capital Group Ltd., 8.00%		40,000	1,017,600
Liberty Mutual Insurance, 144Aa		1,000,000	949,507
			1,967,107
OIL—EXPLORATION AND PRODUCTION	0.6%
Pemex Project Funding Master Trust 7.75%		2,000,000	1,960,100
REAL ESTATE	22.7%
DIVERSIFIED	5.3%
Capital Lease Funding, 8.125%, Series A		9,500	237,025
Colonial Properties Trust, 7.62%, Series E		269,297	6,853,609
Digital Realty Trust, 8.50%, Series A		201,700	5,100,993
Digital Realty Trust, 7.875%, Series B		92,000	2,185,000
Entertainment Properties Trust, 7.75%, Series B		29,300	700,270
iStar Financial, 7.65%, Series G		22,800	561,108
iStar Financial, 7.875%, Series E		13,500	336,825
iStar Financial, 8.00%, Series D		20,000	502,000
			16,476,830
HEALTH CARE	2.4%
Health Care REIT, 7.875%, Series D		120,000	3,034,800
Windrose Medical Properties Trust, 7.50%, Series A		180,000	4,536,000
			7,570,800

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
HOTEL	6.7%
Eagle Hospitality Trust, 8.25%, Series A		16,800	$410,760
Equity Inns, 8.75%, Series B		39,000	986,700
Hersha Hospitality Trust, 8.00%, Series A		20,700	513,567
Highland Hospitality Corp., 7.875%, Series A		100,000	2,400,000
Host Hotels & Resorts 8.875%, Series E		160,000	4,320,000
LaSalle Hotel Properties, 7.50%, Series D		35,000	833,000
LaSalle Hotel Properties, 8.00%, Series E		45,000	1,136,250
Strategic Hotels & Resorts, 8.50%, Series A, 144Aa		140,000	3,566,500
Strategic Hotels & Resorts, 8.25%, Series B		52,000	1,291,160
Sunstone Hotel Investors, 8.00%, Series A		226,000	5,695,200
			21,153,137
MORTGAGE	0.5%
Newcastle Investment Corp., 9.75%, Series B		42,900	1,096,095
Newcastle Investment Corp., 8.05%, Series C		20,000	491,800
			1,587,895
OFFICE	1.4%
Alexandria Real Estate Equities, 8.375%, Series C		4,000	104,640
Highwoods Properties, 8.00%, Series B		88,351	2,217,610
Maguire Properties, 7.625%, Series A		15,000	370,500
Parkway Properties, 8.00%, Series D		62,700	1,586,310
			4,279,060
RESIDENTIAL—APARTMENT	3.0%
Apartment Investment & Management Co., 9.375%, Series Gb		95,100	2,473,551
Apartment Investment & Management Co., 7.875%, Series Y		15,000	373,125
Apartment Investment & Management Co., 8.00%, Series V		68,300	1,704,085
Apartment Investment & Management Co., 7.75%, Series U		92,000	2,263,200
Apartment Investment & Management Co., 8.00%, Series T		65,000	1,622,400
Mid-America Apartment Communities, 8.30%, Series H		34,000	864,620
			9,300,981

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
SHOPPING CENTER	3.4%
COMMUNITY CENTER	1.1%
Cedar Shopping Centers, 8.875%, Series A		7,500	$196,650
Saul Centers, 8.00%, Series A		30,000	787,500
Tanger Factory Outlet Centers, 7.50%, Series C		105,000	2,538,900
			3,523,050
REGIONAL MALL	2.3%
Glimcher Realty Trust, 8.75%, Series F		36,100	927,409
Glimcher Realty Trust, 8.125%, Series G		20,000	500,000
Mills Corp., 7.875%, Series G		172,200	3,874,500
Taubman Centers, 7.625%, Series H		80,000	1,992,000
			7,293,909
TOTAL SHOPPING CENTER			10,816,959
TOTAL REAL ESTATE			71,185,662
TELEPHONE—INTEGRATED	0.2%
Telephone & Data Systems, 7.60%, due 12/1/41, Series A		20,200	498,334
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$80,858,294)			79,434,203
PREFERRED SECURITIES—CAPITAL SECURITIES	1.6%
UNITED STATES	1.6%
DIVERSIFIED FINANCIAL SERVICES	1.3%
Old Mutual Capital Funding, 8.00%, due 5/29/49, (Eurobond)		4,000,000	4,111,832
TELECOMMUNICATION SERVICES	0.3%
Embarq Corp., 7.99%, due 6/01/36		1,000,000	1,007,962
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$5,162,527)			5,119,794

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Principal Amount		Value
CORPORATE BONDS	10.6%
GERMANY	1.6%
DIVERSIFIED	1.6%
IVG Immobilien AG, 8.00%, due 5/29/49		EUR	4,000,000	$5,146,899
NEW ZEALAND	0.0%
DIVERSIFIED	0.0%
Kiwi Income Property Trust, 8.00%, due 6/30/10		NZD	100,000	67,632
UNITED STATES	9.0%
FOOD	0.8%
Gruma S.A., 7.75%, due 12/29/49, 144Aa			$2,500,000	2,440,625
MEDIA	3.1%
CABLE TELEVISION	2.7%
Cablevision Systems Corp., 8.00%, due 4/15/12			4,000,000	3,965,000
Rogers Cable, 8.75%, due 5/1/32			4,000,000	4,330,000
				8,295,000
DIVERSIFIED SERVICES	0.4%
Liberty Media Corp., 8.25%, due 2/1/30			1,300,000	1,250,779
TOTAL MEDIA				9,545,779
MEDICAL—HOSPITALS	1.5%
Columbia/HCA, 7.50%, due 11/15/95			5,475,000	4,564,595
RETAIL	0.6%
JC Penney Co., 7.625%, due 3/1/97			2,000,000	1,991,866
SPECIAL PURPOSE ENTITY	0.3%
Valor Telecom Enterprise, 7.75%, due 2/15/15			1,000,000	1,037,500
TELEPHONE—INTEGRATED	2.7%
Citizens Communications Co., 9.00%, due 8/15/31			8,400,000	8,547,000
TOTAL UNITED STATES				28,127,365
TOTAL CORPORATE BONDS (Identified cost—$34,229,538)				33,341,896

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Principal Amount	Value
COMMERCIAL PAPER	0.2%
Citigroup Funding, 4.15%, due 7/3/06 (Identified cost—$680,843)		$681,000	$680,843
TOTAL INVESTMENTS (Identified cost—$432,280,551)	146.8%		461,734,128
OTHER ASSETS IN EXCESS OF LIABILITIES	1.8%		5,766,299
LIQUIDATION VALUE OF PREFERRED SHARES	(48.6)%		(153,000,000)
NET ASSETS APPLICABLE TO COMMON SHARES (Equivalent to $20.81 per share based on 15,113,923 shares of common stock outstanding)	100.0%		$314,500,427

Glossary of Portfolio Abbreviation

EUR  Euro

NZD  New Zealand Dollar

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets applicable to common shares of the fund.

a  Resale is restricted to qualified institutional investors. Aggregate holdings equal 2.2% of net assets applicable to common shares.

b  8,000 shares segregated as collateral for interest rate swap transactions.

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$432,280,551)	$461,734,128
Foreign currency (Identified cost—$981,322)	996,133
Dividends and interest receivable	3,679,325
Receivable for investment securities sold	1,391,654
Unrealized appreciation on interest rate swap transactions	1,015,750
Other assets	34,116
Total Assets	468,851,106
LIABILITIES:
Payable for dividends declared on common shares	581,084
Payable for dividends declared on preferred shares	391,925
Payable to investment manager	188,422
Payable to administrator	22,611
Payable for directors' fees	3,479
Other liabilities	163,158
Total Liabilities	1,350,679
LIQUIDATION VALUE OF PREFERRED SHARES:
Auction preferred shares, Series M7, ($25,000 liquidation value, $0.001 par value, 3,060 shares issued and outstanding)	76,500,000
Auction preferred shares, Series W28, ($25,000 liquidation value, $0.001 par value, 3,060 shares issued and outstanding)	76,500,000
153,000,000
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$314,500,427

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2006 (Unaudited)

TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of: Common stock ($0.001 par value, 15,113,923 shares issued and outstanding)	$286,128,794
Dividends in excess of net investment income	(12,073,364)
Accumulated undistributed net realized gain	9,935,034
Net unrealized appreciation	30,509,963
$314,500,427
NET ASSET VALUE PER COMMON SHARE:
($314,500,427 ÷ 15,113,923 shares outstanding)	$20.81
MARKET PRICE PER COMMON SHARE	$20.60
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(1.01)%

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2006 (Unaudited)

Investment Income:
Dividend income (net of $1,184,615 of foreign withholding tax)	$10,621,954
Interest income	1,567,835
Total Income	12,189,789
Expenses:
Investment management fees	2,188,684
Preferred remarketing fee	189,679
Administration fees	186,609
Custodian fees and expenses	142,686
Reports to shareholders	65,341
Professional fees	43,486
Directors' fees and expenses	21,788
Transfer agent fees and expenses	15,441
Miscellaneous	35,967
Total Expenses	2,889,681
Reduction of Expenses	(1,036,745)
Net Expenses	1,852,936
Net Investment Income	10,336,853
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	6,099,890
Foreign currency transactions	(1,413,288)
Interest rate swap transactions	(4,891)
Net realized gain	4,681,711
Net change in unrealized appreciation on:
Investments	25,892,797
Foreign currency translations	41,284
Interest rate swap transactions	962,710
Net change in unrealized appreciation	26,896,791
Total net realized and unrealized gain on investments	31,578,502
Net Increase Resulting from Operations	41,915,355
Less Dividends to Preferred Shareholders from Net Investment Income	(3,621,908)
Net Increase in Net Assets from Operations Applicable to Common Shares	$38,293,447

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES (Unaudited)

	For the Six Months Ended June 30, 2006	For the Period March 31, 2005[a] through December 31, 2005
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$10,336,853	$15,993,014
Net realized gain	4,681,711	5,631,167
Net unrealized change in appreciation	26,896,791	3,613,172
Net increase resulting from operations	41,915,355	25,237,353
Less Dividends and Distributions to Preferred Shareholders from:
Net investment income	(3,621,908)	(2,869,879)
Net realized gain on investments	—	(615,860)
Total dividends and distributions to preferred shareholders	(3,621,908)	(3,485,739)
Net increase in net assets from operations applicable to common shares	38,293,447	21,751,614
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(10,882,029)	(17,008,262)
Net realized gain on investments	—	(3,783,137)
Total dividends and distributions to common shareholders	(10,882,029)	(20,791,399)
Capital Stock Transactions:
Increase in net assets from common share transactions	—	285,900,000
Increase in net assets from common shares issued to common shareholders for reinvestment of dividends	—	2,156,670
Offering costs charged to paid in capital—preferred shares	—	(2,028,151)
Net increase in net assets from capital stock transactions	—	286,028,519
Total increase in net assets applicable to common shares	27,411,418	286,988,734
Net Assets Applicable to Common Shares:
Beginning of period	287,089,009	100,275
End of period[b]	$314,500,427	$287,089,009

a  Commencement of operations.

b  Includes dividends in net excess of net investment income $12,073,364 and $7,906,280, respectively.

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Six Months Ended June 30, 2006	For the Period March 31, 2005[a] through December 31, 2005
Net asset value per common share, beginning of period	$19.00	$19.10
Income from investment operations:
Net investment income	0.68	1.06 [b]
Net realized and unrealized gain on investments	2.09	0.62
Total income from investment operations	2.77	1.68
Less dividends and distributions to preferred shareholders from:
Net investment income	(0.24)	(0.19)
Net realized gain on investments	—	(0.04)
Total dividends and distributions to preferred shareholders	(0.24)	(0.23)
Total from investment operations applicable to common shares	2.53	1.45
Less: Offering costs charged to paid-in capital—common shares	—	(0.04)
Offering costs charged to paid-in capital—preferred shares	—	(0.13)
Total offering costs	—	(0.17)
Less dividends and distributions to common shareholders from:
Net investment income	(0.72)	(1.13)
Net realized gain on investments	—	(0.25)
Total dividends and distributions to common shareholders	(0.72)	(1.38)
Net increase (decrease) in net asset value	1.81	(0.10)
Net asset value, per common share, end of period	$20.81	$19.00
Market value, per common share, end of period	$20.60	$16.56
Net asset value total return [c,d]	13.31%	6.90%
Market value return [c,d]	28.76%	(11.07)%

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2006	For the Period March 31, 2005[a] through December 31, 2005
Ratios/Supplemental Data:
Net assets applicable to common shares, end of period (in millions)	$314.5	$287.1
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[e,f]	1.87%	1.77%
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[e,f]	1.20%	1.14%
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[e,f]	6.02%	6.60%
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[e,f]	6.69%	7.24%
Ratio of expenses to average daily managed assets (before expense reduction)[e,f,g]	1.25%	1.25%
Ratio of expenses to average daily managed assets (net of expense reduction)[e,f,g]	0.80%	0.80%
Portfolio turnover rate[d]	17%	74%
Preferred Shares:
Liquidation value, end of period (in 000's)	$153,000	$153,000
Total shares outstanding (in 000's)	6	6
Asset coverage per share	$76,389	$71,910
Liquidation preference per share	$25,000	$25,000
Average market value per share[h]	$25,000	$25,000

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

d  Not annualized.

e  Ratios do not reflect dividend payments to preferred shareholders.

f  Annualized.

g  Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.

h  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Worldwide Realty Income Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on June 16, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified closed-end management investment company. The fund's investment objective is to seek high current income. The fund had no operations until February 18, 2005 when it sold 5,250 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on March 31, 2005.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. In particular, portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of trading on the NYSE on the day the securities are being valued, developments occur that are expected to materially affect the value of such securities, such values may be adjusted to reflect the estimated fair value of such securities as of the close of trading on the NYSE using a pricing service and/or procedures approved by the fund's Board of Directors.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of preferred shares. The interest rate swaps are intended to reduce the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of the preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the preferred shares. The

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

Foreign Currency Translation and Forward Foreign Currency Contracts: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (forward contracts) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2006, the investment manager considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund's taxable income for the year. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

Series M7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. The dividends are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

Series W28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the supervision of the Board of Directors

For the services under the management agreement, the fund pays the investment manager a management fee, accrued daily and paid monthly, at an annual rate of 0.95% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares.

The investment manager has contractually agreed to waive its investment management fee in the amount of 0.45% of average daily managed asset value for the first two years of the fund's operations, 0.30% of average daily managed asset value in year three and 0.15% of average daily managed asset value in year four. During the six months ended June 30, 2006, the investment manager waived its fee at the annual rate of 0.45%.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Under a subadvisory agreement between the investment manager and Houlihan Rovers S.A. (the subadvisor), an affiliate of the investment manager, the subadvisor is responsible for managing the fund's investments in certain non-U.S. real estate securities. For its services provided under the subadvisory agreement, the investment manager (not the fund) pays the subadvisor a monthly fee at the annual rate of 0.10% of the average daily net assets of the fund. For the six months ended June 30, 2006, the investment manager paid the subadvisor $230,388.

Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the fund's average daily managed assets. For the six months ended June 30, 2006, the fund incurred $138,233 in administration fees. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the investment manager. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $1,465 from the fund for the six months ended June 30, 2006.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2006 totaled $76,716,274 and $80,639,099, respectively.

Note 4. Income Tax Information

As of June 30, 2006, the federal tax cost and net unrealized appreciation of investments were as follows:

Cost for federal income tax purposes	$432,280,551
Gross unrealized appreciation	$41,010,776
Gross unrealized depreciation	(11,557,199)
Net unrealized appreciation	$29,453,577

Note 5. Capital Stock

The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2006 and for the period March 31, 2005 (commencement of operations) through December 31, 2005 the fund issued no shares and 108,673 shares, respectively, of common stock for the reinvestment of dividends.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

On March 31, 2005, the fund completed its initial public offering of 15,000,000 shares of common stock. Proceeds paid to the fund amounted to $285,900,000 after deduction of underwriting commissions and offering expenses of $14,100,000.

The fund's articles of incorporation authorize the issuance of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

On May 24, 2005, the fund issued 3,060 auction preferred shares, Series M7 (par value $0.001) and 3,060 auction preferred shares, Series W28 (par value $0.001) (together referred to as preferred shares). Proceeds paid to the fund amounted to $150,971,849 after deduction of underwriting commissions and offering expenses of $2,028,151. These issues have received a "AAA/Aaa" rating from Standard & Poor's and Moody's.

Additionally, the investment manager absorbed approximately $932,000 in offering expenses related to both the initial and subsequent offerings.

Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Investments in Interest Rate Swaps

Interest rate swaps outstanding at June 30, 2006 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (reset monthly) Receivable	Termination Date	Unrealized Appreciation
Merrill Lynch Derivative Products AG	$20,000,000	4.660%	5.323%	October 25, 2010	$649,984
Merrill Lynch Derivative Products AG	$15,000,000	4.800%	5.170%	December 12, 2009	325,797
UBS AG	$8,000,000	5.349%	5.252%	May 17, 2010	39,969
					$1,015,750

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2006.

Note 7. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The fund will adopt FIN 48 during 2007 and the impact to the fund's financial statements, if any, is currently being assessed.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

  PROXY RESULTS (Unaudited)

During the six months ended June 30, 2006, Cohen & Steers Worldwide Realty Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 27, 2006. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors
Bonnie Cohen	13,925,448	161,698
George Grossman	13,934,526	152,620
Richard E. Kroon	13,935,691	151,455
Richard J. Norman	13,933,975	153,171
Frank K. Ross	13,936,499	150,647
Robert H. Steers	13,932,726	154,420
C. Edward Ward, Jr.	13,936,675	150,471

Preferred Shares

	Shares Voted For	Authority Withheld
To elect Directors
Bonnie Cohen	4,447	1
Martin Cohen	4,447	1
George Grossman	4,447	1
Richard E. Kroon	4,441	7
Richard J. Norman	4,447	1
Frank K. Ross	4,447	1
Robert H. Steers	4,447	1
Willard H. Smith Jr.	4,447	1
C. Edward Ward, Jr.	4,441	7

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2006) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (03/31/05)	One Year	Since Inception (03/31/05)
17.24%	16.53%	11.43%	11.42%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

David J. Oakes has been appointed as a portfolio manager of the fund. He joined the investment manager in 2002 and is currently a senior vice president. Prior to joining the investment manager, Mr. Oakes was a sell-side analyst in global investment research at Goldman Sachs for four years, with particular emphasis on retail REITs.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND
HOULIHAN ROVERS, S.A. SUBADVISORY AGREEMENT

The board of directors of the fund, including a majority of the directors who are not parties to the fund's investment management agreement or subadvisory agreements, or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve these agreements for initial two year terms and their continuation annually thereafter at a meeting of the board called for the purpose of voting on the approvals or continuations.

At a meeting held in person on June 6, 2006, the fund's Investment Management Agreement and the Subadvisory Agreement with Houlihan Rovers, S.A. (the "Houlihan Subadvisory Agreement") were discussed and were each unanimously continued for a one-year term by the fund's board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the board meeting and executive session.

In considering whether to continue the Investment Management Agreement, the board reviewed materials provided by the fund's investment manager (the "Investment Manager"), Houlihan Rovers, S.A. ("Houlihan Rovers") and fund counsel which included, among other things, fee, expense and performance information compared to peer funds prepared by Morningstar Associates LLC ("Morningstar"), supplemental performance and summary information prepared by the Investment Manager and memoranda outlining the legal duties of the board. The board also spoke directly with representatives of Morningstar and met with investment advisory personnel from the Investment Manager. The board considered factors relating to both the selection of the Investment Manager and Houlihan Rovers and the approval of the advisory fee and the sub-advisory fee when reviewing the Investment Management Agreement and the Houlihan Subadvisory Agreement. In particular, the board considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager and Houlihan Rovers: The directors reviewed the services that the Investment Manager provides to the fund, including, but not limited to, generally managing the fund's investments in accordance with the stated policies of the fund. The directors reviewed the services that Houlihan Rovers currently provides to the fund, including selecting portfolio securities and providing a continuous investment program for the fund with respect to investments in Europe; providing investment research and management; purchasing, retaining and selling securities for the fund; and placing orders for the execution of the fund's portfolio transactions. The directors also discussed with officers and

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

portfolio managers of the fund the amount of time the Investment Manager and Houlihan Rovers dedicate to the fund and the types of transactions that were being done on behalf of the fund. The directors then considered the allocation of responsibilities between the Investment Manager and Houlihan Rovers, noting that the Investment Manager oversees the entire operations of the fund and has responsibility for investments in the U.S. Canada and Asia, all investments in preferred securities and overall regional and country allocation of the fund's portfolio. The directors also considered a presentation by the Investment Manager on its investment philosophy with respect to, and the investment outlook for, the fund. Additionally, the directors took into account the services provided by the Investment Manager to its other funds, including those that invest substantially in real estate securities and have investment objectives and strategies similar to the fund.

In addition, the board considered the education, background and experience of the Investment Manager's and Houlihan Rovers' personnel. The directors also took into consideration the favorable history and reputation of the portfolio managers for the fund, finding that this has had, and would likely continue to have, a favorable impact on the success of the fund. The board noted that the Investment Manager's experience in investing in real estate securities, and Houlihan Rovers' experience in investment in international real estate securities, generally helped further the fund's objectives. Lastly, the directors noted the Investment Manager's ability to attract quality and experienced personnel. The directors concluded that the nature, quality and extent of services provided by the Investment Manager, including compliance with investment restrictions and tax reporting requirements, and the services provided by Houlihan Rovers are adequate and appropriate.

(ii) Investment performance of the fund and the Investment Manager and Houlihan Rovers: The directors reviewed the past investment performance of the fund, as well as the past investment performance of the fund's peer group. In particular, they focused on materials provided by Morningstar. The directors noted that the fund's performance was at the median of its peer group funds selected by Morningstar. The directors also noted that the fund was underperforming its benchmark and its blended benchmark.

However, the directors gave consideration to the fact that Morningstar had a limited universe of global real estate funds to include in the peer group (and that one particular global real estate peer had a much lower weighting in preferred securities than the fund), the relatively short one year period of the performance comparison and the fact that the fund was not fully invested over the period, as it took time to invest the proceeds of the March 2005 common share offering and the May 2005 preferred share offering.

The directors reviewed the Investment Manager's performance for other open- and closed-end real estate funds and Houlihan Rovers' performance for another open-end fund. In particular, the directors noted that the Investment Manager managed other real estate funds, in addition to the fund, that were outperforming their benchmark indices and their peer groups and that Houlihan Rovers managed another real estate fund that was performing similarly to the fund. The directors determined that the Investment Manager would continue to be an appropriate investment adviser for the fund and that Houlihan Rovers would continue to be an appropriate subadvisor for the fund and that the fund's performance was satisfactory.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the fund: Next, the directors considered the cost of the services provided by the Investment Manager, noting that Houlihan Rovers' fees under the Houlihan Subadvisory Agreement are paid by the Investment Manager (not the fund). As part of their analysis, the directors gave substantial consideration to the fee and expense ratio analyses provided by Morningstar and comparisons to peer group funds selected by Morningstar. Under the Investment Management Agreement, the fund pays the Investment Manager a monthly advisory fee computed at the annual rate of 0.95% of the fund's managed assets, which at current asset levels equals 1.35% of net assets, which was above the peer group median. However, the directors noted the limitations in Morningstar's fee and expense analyses (which were presented on the basis of net assets) given the unique nature of leveraged, closed-end funds. Thus, the directors also considered that the stated management fee (which includes both advisory and affiliated administrative fees and takes into account the Investment Manager's fee waiver) was 0.56% of managed assets, which was the second lowest of the peer group and below the peer group median.

The directors also noted that the fund's total expense ratio was below the peer group median after the Investment Manager's fee waiver and at the median without giving effect to the waiver. The directors concluded that the fund's expense structure is competitive in the peer group.

The directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the fund. The board considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The directors noted that the Investment Manager was currently waiving fees and/or reimbursing expenses for the fund and that the Investment Manager (and not the fund) pays Houlihan Rovers. The directors took into consideration other benefits to be derived by the Investment Manager and Houlihan Rovers in connection with the Investment Management Agreement and Houlihan Subadvisory Agreement, respectively, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the Investment Manager and Houlihan Rovers receive by allocating the fund's brokerage transactions. The directors also considered the fees received by the Investment Manager under the Administration Agreement, and noted the significant services received, such as operational services and furnishing office space and facilities for the fund, and providing persons satisfactory to the board to serve as officers of the fund, and that these services were beneficial to the fund. The directors concluded that the profits realized by the Investment Manager from its relationship with the fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the fund grows and whether fee levels would reflect such economies of scale: The directors considered that, as a closed-end fund, the fund would not be expected to have inflows of capital that might produce increasing economies of scale. The directors determined that, given the fund's closed-end structure, shareholders appropriately benefited from economies of scale.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the directors compared both the services rendered and the fees paid under the Investment Management Agreement

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

to those under other investment advisory contracts of other investment advisers managing peer group funds. The directors compared both the services rendered and the fees paid under the Investment Management Agreement and the Houlihan Subadvisory Agreement to their other advisory contracts with institutional and other clients. The directors acknowledged that differences in fees paid by other clients seemed to be consistent with the differences in services provided and determined that on a comparative basis the fees under the Investment Management Agreement and the Houlihan Subadvisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the board. Rather, after weighing all of the considerations and conclusions discussed above, the board, including the Independent Directors, unanimously approved the continuation of the Investment Management Agreement and the Houlihan Subadvisory Agreement.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

Meet the Cohen & Steers family of open-end funds:

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks.

  •  Symbols: DVFAX, DVFCX, DVFIX

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

William F. Scapell
Vice President

David J. Oakes
Vice President

Lawerence B. Stoller
Secretary

Jay J. Chen
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

John E. McLean
Assistant secretary

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Subadvisor

Houlihan Rovers SA
166 Choussee de la Hulpe
1170 Brussels, Belgium

Fund Subadministrator and Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agent—Common Shares

The Bank of New York
101 Barclay Street
New York, NY 10286
(800) 432-8224

Transfer Agent—Preferred Shares

The Bank of New York
100 Church Street
New York, NY 10007

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: RWF

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

WORLDWIDE REALTY INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2006

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer (principal executive officer)

By:	/s/ Jay J. Chen
	Name:	Jay J. Chen
	Title:	Treasurer (principal financial officer)

Date: August 28, 2006